SECURITIES AND EXCHANGE COMMISSION

                                  Washington, D.C.  20549

                                        FORM 8-K

                                    CURRENT REPORT

                          Pursuant to Section 13 or 15(d) of the
                             Securities Exchange Act of 1934


                    Date of Report (Date of earliest event reported)
                                      January 26, 1998
                             ----------------------------------


                           SALOMON SMITH BARNEY HOLDINGS INC.
                 (Exact name of registrant as specified in its charter)



        Delaware                1-4346                       22-1660266
(State or other              (Commission File Number)     (IRS Employer
 jurisdiction of                                           Identification No.)
 incorporation)


                 388 Greenwich Street, New York, NY              10013
              (Address of principal executive offices)        (Zip Code)



                                   (212) 816-6000
               (Registrant's telephone number, including area code)

                                SALOMON SMITH BARNEY HOLDINGS INC.
                                    Current Report on Form 8-K



Item 5.  Other Events


Results of Operations
(Preliminary and Unaudited)

This report summarizes the results of operations of Salomon Smith Barney Holdings Inc. (the "Company") for the three and twelve month periods ended December 31, 1997 and 1996 and provides certain additional financial information.


                       SALOMON SMITH BARNEY HOLDINGS INC.
                             SELECTED FINANCIAL DATA
                           (Preliminary and Unaudited)
                                  (In millions)
                                                                                           December 31,
                                                                                        ------------------
                                                                                   1997                  1996
                                                                                   ----                  ----
Total assets                                                                    $277,000              $ 246,114

Total stockholder's equity                                                      $  8,500              $   7,615

Total assets under fee-based management                                         $223,847              $ 178,516


                                                                 Three                             Twelve
                                                             months ended                       months ended
                                                              December 31,                      December 31,
                                                         1997           1996                 1997           1996
Revenues:

 Commissions                                            $ 782         $   673              $ 2,967        $ 2,612
 Investment banking                                       562             518                2,118          2,001
 Principal transactions                                   243             663                2,504          3,027
 Asset management and administration fees                 479             369                1,715          1,390
 Other                                                     36              71                  130            150
                                                       ------          ------              -------         ------
   Total noninterest revenues                           2,102           2,294                9,434          9,180
                                                       ------          ------              -------         ------
 Interest and dividends                                 3,337           2,463               12,043          9,663
 Interest expense                                       2,942           2,117               10,530          8,175
                                                       ------          ------              -------         ------

   Net interest and dividends                             395             346                1,513          1,488
                                                       ------          ------              -------         ------

   Revenues, net of interest expense                    2,497           2,640               10,947         10,668
                                                       ------          ------              -------         ------

Noninterest expenses:

 Compensation and benefits                              1,489           1,369                6,037          5,558
 Communications                                           123             124                  495            486
 Occupancy and equipment                                  108             108                  432            435
 Floor brokerage and other production                     118              77                  389            302
 Advertising and market development                        74              60                  276            218
 Professional services                                     69              48                  210            190
 Other operating and administrative expenses              103             108                  450            456
 Restructuring charge                                     838               7                  838              7
                                                       ------          ------              -------         ------
   Total noninterest expenses                           2,922           1,901                9,127          7,652
                                                       ------          ------              -------         ------

Gain on sale of subsidiaries and
   affiliates                                               -               -                    -             48
                                                       ------          ------              -------         ------

    Income (loss) from continuing operations
       before income taxes                               (425)            739                1,820          3,064

Provision (benefit) for income taxes                     (201)            281                  675          1,199
                                                       ------          ------              -------         ------

 Income (loss) from continuing operations                (224)            458                1,145          1,865
                                                      -------          ------              -------         ------

Discontinued operations:

 Loss, net of benefit for income taxes of
                    $3 and $48                              -             (6)                    -            (75)
 Loss on sale of Basis Petroleum,net of
    tax benefit of $215                                     -           (290)                    -           (290)
                                                       ------         ------               -------          ------

Net income (loss)                                     $ (224)         $  162               $ 1,145          $1,500
                                                      =======         ======               =======          ======

Note: Certain prior year amounts have been reclassified to conform to the current year's presentation.


                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




Date: January 26, 1998                     SALOMON SMITH BARNEY HOLDINGS INC.




                                              By:    /s/Michael J. Day
                                                        Michael J. Day
                                                         Controller